SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to
                           Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): May 29, 2003
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                                   Optika Inc.
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            (Exact Name of Registrant as Specified in its Charter)

                                    Delaware
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                (State or Other Jurisdiction of Incorporation)


               0-28672                                 95-4154552
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      (Commission File Number)            (I.R.S. Employer Identification No.)


       7450 Campus Drive, Suite 200, Colorado Springs, CO  80920
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         (Address of Principal Executive Offices)       (Zip Code)

                                 (719) 548-9800
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             (Registrant's Telephone Number, Including Area Code)

                                       N/A
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                   (Former Name, Changed Since Last Report)

Item 5. Other Events

        On May 29, 2003 Optika Inc. (Nasdaq:OPTK), an Enterprise Content Management provider of imaging, workflow, collaboration and records management software, announced the acquisition of Select Technologies, Inc. (STI), a developer of records management solutions headquartered in Boise, Idaho. A copy of the press release announcing this transaction is attached hereto as exhibit 99.1.


        SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          Optika Inc.
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                                          (Registrant)

                                          By:     /s/ Steven M. Johnson
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                                          Name:   Steven M. Johnson
                                          Title:  Executive Vice President,
                                          Chief Financial Officer and
                                          Secretary



Dated:  May 29, 2003

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.
Exhibit No.                             Description
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   99.1                         Optika Inc. press release dated May 29, 2003.